Exhibit 10.7

U.S. Small Business Administration

NOTE

SBA Loan #	4329518800
SBA Loan Name	Elizabeth Hernandez
Date	04-16-2021
Loan Amount	$20,833.00
Interest Rate	Fixed
Borrower	Elizabeth Hernandez
Operating Company	NA
Lender	Fountainhead SBF LLC

1. PROMISE TO PAY:

In return for the Loan, Borrower promises to pay to the order of Lender the amount of twenty thousand eight hundred thirty-three dollars and cents ( $20,833.00 ). interest on the unpaid principal balance, and all other amounts required by this Note.

2. DEFINITIONS:

“ Collateral” means any property taken as security for payment of this Note or any guarantee of this Note. “Guarantor” means each person or entity that signs a guarantee of payment of this Note.

“ Loan” means the loan evidenced by this Note.

“ Loan Documents” means the documents related to this loan signed by Borrower, any Guarantor, or anyone who pledges collateral.

“ SBA” means the Small Business Administration, an Agency of the United States of America.

3. PAYMENT TERMS:

Borrower must make all payments at the place Lender designates. The payment terms for this Note are:

This is a loan made under the SBA’s Paycheck Protection Program (PPP). The terms and conditions specific to the PPP loan, as outlined below, supersede any conflicting terms in this U.S. Small Business Administration Note.

The interest rate on this Note will be 1.00% per year. The interest rate is fixed and will not be changed during the life of the loan.

Payments: If you submit a loan forgiveness application within 10 months after the end of your loan forgiveness covered period (defined below), you will not have to make any payments of principal or interest on your loan before the date on which SBA remits the loan forgiveness amount on your loan to Fountainhead (or notifies Fountainhead that no loan forgiveness is allowed). Interest will continue to accrue during the deferment period. If you do not submit a loan application within 10 months after the end of your loan forgiveness covered period, you must begin paying principal and interest after that period. After either the loan forgiveness has been determined by the SBA or the 10-month period has ended, Borrower must pay principal and interest payments based on the unforgiven portion of the loan balance plus all accrued interest, amortized over the remaining term of the Note. Payments must be made on the first (1st) calendar day in the months they are due. Total term of the Note is 60 months. Lender will apply each installment payment first to pay interest accrued to the day Lender receives the payment, then to bring principal current, then to pay any late fees, and will apply any remaining balance to reduce principal.

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If SBA purchases the guaranteed portion of the unpaid principal balance, the interest rate becomes fixed at the rate in effect at the time of the earliest uncured payment default. If there is no uncured payment default, the rate becomes fixed at the rate in effect at the time of purchase.

Loan Prepayment: Notwithstanding any provision in this Note to the contrary:

Borrower may prepay this Note. Borrower may prepay 20 percent or less of the unpaid principal balance at any time without notice. If Borrower prepays more than 20 percent and the Loan has been sold on the secondary market, Borrower must:

a. Give Lender written notice;

b. Pay all accrued interest; and

c. If the prepayment is received less than 21 days from the date Lender receives the notice, pay an amount equal to 21 days' interest from the date lender receives the notice, less any interest accrued during the 21 days and paid under subparagraph b., above.

If Borrower does not prepay within 30 days from the date Lender receives the notice, Borrower must give Lender a new notice.

All remaining principal and accrued interest is due and payable 5 years from date of first disbursement of this loan.

Loan Forgiveness: Borrower may apply to Lender for forgiveness of the amount due on this loan in an amount equal to the sum of the following costs incurred. Borrower has the option to select a covered period during which PPP loan proceeds are used anytime between 8 and 24 weeks beginning on the date of first disbursement of this loan:

a. Payroll costs including benefits

b. Any payment of interest on a covered mortgage obligation (which shall not include any prepayment of or payment of principal on a covered mortgage obligation)

c. Payments on a covered rent obligation and utilities

d. Covered cost for worker protection costs related to COVID-19

e. Uninsured property damage costs caused by looting or vandalism during 2020

f. Certain supplier costs and expenses for operations

The amount of loan forgiveness shall be calculated (and may be reduced) in accordance with the requirements of the Paycheck Protection Program, including the provisions of Section 1106 of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act) (P.L. 116-136). Not more than 40% of the amount forgiven can be attributable to non-payroll costs.

4. DEFAULT:

Borrower is in default under this Note if Borrower does not make a payment when due under this Note, or if Borrower or Operating Company:

A. Fails to do anything required by this Note and other Loan Documents;

B. Defaults on any other loan with Lender;

C. Does not preserve, or account to Lender’s satisfaction for, any of the Collateral or its proceeds;

D. Does not disclose, or anyone acting on their behalf does not disclose, any material fact to Lender or SBA;

E. Makes, or anyone acting on their behalf makes, a materially false or misleading representation to Lender or SBA;

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F. Defaults on any loan or agreement with another creditor, if Lender believes the default may materially affect Borrower ’s ability to pay this Note;

G. Fails to pay any taxes when due;

H. Becomes the subject of a proceeding under any bankruptcy or insolvency law;

I. Has a receiver or liquidator appointed for any part of their business or property;

J. Makes an assignment for the benefit of creditors;

K. Has any adverse change in financial condition or business operation that Lender believes may materially affect Borrower ’s ability to pay this Note;

L. Reorganizes, merges, consolidates, or otherwise changes ownership or business structure without Lender ’s prior written consent; or

M. Becomes the subject of a civil or criminal action that Lender believes may materially affect Borrower ’s ability to pay this Note.

5. LENDER’S RIGHTS IF THERE IS A DEFAULT:

Without notice or demand and without giving up any of its rights, Lender may:

A. Require immediate payment of all amounts owing under this Note;

B. Collect all amounts owing from any Borrower or Guarantor;

C. File suit and obtain judgment;

D. Take possession of any Collateral; or

E. Sell, lease, or otherwise dispose of, any Collateral at public or private sale, with or without advertisement.

6. LENDER ’S GENERAL POWERS:

Without notice and without Borrower ’s consent, Lender may:

A. Bid on or buy the Collateral at its sale or the sale of another lienholder, at any price it chooses;

B. Incur expenses to collect amounts due under this Note, enforce the terms of this Note or any other Loan Document, and preserve or dispose of the Collateral. Among other things, the expenses may include payments for property taxes, prior liens, insurance, appraisals, environmental remediation costs, and reasonable attorney ’s fees and costs. If Lender incurs such expenses, it may demand immediate repayment from Borrower or add the expenses to the principal balance;

C. Release anyone obligated to pay this Note;

D. Compromise, release, renew, extend or substitute any of the Collateral; and

E. Take any action necessary to protect the Collateral or collect amounts owing on this Note.

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7. WHEN FEDERAL LAW APPLIES:

When SBA is the holder, this Note will be interpreted and enforced under federal law, including SBA regulations. Lender or SBA may use state or local procedures for filing papers, recording documents, giving notice, foreclosing liens, and other purposes. By using such procedures, SBA does not waive any federal immunity from state or local control, penalty, tax, or liability. As to this Note, Borrower may not claim or assert against SBA any local or state law to deny any obligation, defeat any claim of SBA, or preempt federal law.

8. SUCCESSORS AND ASSIGNS:

Under this Note, Borrower and Operating Company include the successors of each, and Lender includes its successors and assigns.

9. GENERAL PROVISIONS:

A. All individuals and entities signing this Note are jointly and severally liable.

B. Borrower waives all suretyship defenses.

C. Borrower must sign all documents necessary at any time to comply with the Loan Documents and to enable Lender to acquire, perfect, or maintain Lender ’s liens on Collateral.

D. Lender may exercise any of its rights separately or together, as many times and in any order it chooses. Lender may delay or forgo enforcing any of its rights without giving up any of them.

E. Borrower may not use an oral statement of Lender or SBA to contradict or alter the written terms of this Note.

F. If any part of this Note is unenforceable, all other parts remain in effect.

G. To the extent allowed by law, Borrower waives all demands and notices in connection with this Note, including presentment, demand, protest, and notice of dishonor. Borrower also waives any defenses based upon any claim that Lender did not obtain any guarantee; did not obtain, perfect, or maintain a lien upon Collateral; impaired Collateral; or did not obtain the fair market value of Collateral at a sale.

10. STATE-SPECIFIC PROVISIONS:

NONE.

11. BORROWER ’S NAME(S) AND SIGNATURE(S):

By signing below, each individual or entity becomes obligated under this Note as Borrower. Elizabeth Hernandez

By: /s/ Elizabeth Hernandez

Elizabeth Hernandez, Owner

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LOAN AGREEMENT, BORROWER CERTIFICATION, AND AGREEMENT TO COOPERATE

LOAN AGREEMENT

THIS LOAN AGREEMENT (“Agreement”) is made as of 4/17/2021 between Elizabeth Hernandez (“Borrower”) in favor of Fountainhead SBF LLC (“Lender”).

WHEREAS, Lender has agreed to make a loan to Borrower in the original principal amount of twenty thousand eight hundred thirty-three dollars and cents ( $20,833.00 ) (“Loan”) and Borrower has agreed to accept the Loan proceeds on the terms and conditions set forth in the “Loan Documents” (as hereinafter defined); and

WHEREAS, the Loan is evidenced by that certain Promissory Note of even date herewith (“Note”) in the amount of the Loan executed by Borrower in favor of Lender.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1. Loan Documents. The term “Loan Documents” as used in this Agreement means the Note, and any and all other documents executed by Borrower in connection with the Loan.

2. Purpose. Proceeds of the Loan shall be working capital per the SBA Paycheck Protection Program.

3. Repayment. The Loan shall be repaid as set forth in the Note.

4. Miscellaneous.

4.1 USA Patriot Act. Neither Borrower, nor any of its members or managers, nor Guarantor are identified in any list of known or suspected terrorists published by the any United States government agency (individually, as each such list may be amended or supplemented from time to time, referred to as “Blocked Persons List”), including, without limitation, (a) the annex to Executive Order 13224 issued on September 23, 2001 by the President of the United States, and (b) Specially Designated Nationals List published by the United States Office of Foreign Assets Control.

4.2 Americans with Disabilities Act. Borrower covenants and agrees that, during the term of the Loan, the Property will be in material compliance with the Americans with Disabilities Act (“ADA”) of July 26, 1990, 42 U.S.C. Section 12191 et seq., as amended from time to time, and the regulations promulgated pursuant thereto. Borrower will be solely responsible for all ADA compliance costs, including without limitation, attorneys’ fees and litigation costs, which responsibility shall survive the repayment of the Loan and any foreclosure of the Property.

4.3 Compliance with Applicable Laws. Borrower shall fully, promptly and faithfully comply with conform and obey all present and future federal, state, and local laws, ordinances, rules, regulations, and all other legal requirements of any type whatsoever.

4.4 Subordination. From the date hereof and throughout the term of the Loan, Borrower each hereby fully and unconditionally subordinate to and in favor of Lender any and all current and future debt from Borrower in favor of any owner of Borrower (i.e., shareholder debt). Borrower each will promptly execute all documents required by Lender regarding such subordination.

4.5 Changes in Ownership and/or Sale of Assets. Borrower will not, without Lender’s written consent, change its ownership structure. In addition, the transfer, sale, assignment or other conveyance of any legal or equitable title to the Property or any interest therein, making of any distribution of company assets that would adversely affect its financial condition, or transfer (including pledging) or dispose of any assets except in the ordinary course of business, is expressly prohibited unless approved by Lender in advance and in writing. The transfer, assignment, sale or conveyance of legal or equitable title to any equity or other ownership interest in Borrower is expressly prohibited unless approved by Lender in advance and in writing.

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4.6 Governing Law. It is agreed and understood that this Agreement shall be governed by the laws of the State of TEXAS (excluding the principles thereof governing conflicts of law).

4.7 Severability. If any provision of this Agreement shall be contrary to the laws of the jurisdiction in which the same shall be sought to be enforced, the illegality or unenforceability of any such provision shall not affect the other terms, covenants and conditions hereof, and the same shall be binding upon Borrower with the same force and effect as though such illegal or unenforceable provisions were not contained herein.

4.8 Binding. All of the terms of this Agreement will apply to and be binding upon, and inure to the benefit of, the heirs, devisees, personal representatives, successors and assigns of Borrower and Lender, respectively, and all persons claiming under or through them.

4.9 Attorneys’ Fees. In the event that Lender engages the services of legal counsel to enforce or interpret the terms and conditions of this Agreement against the other parties hereto, the prevailing party in each such action and/or proceeding shall be entitled to fully and promptly recoup its reasonable attorneys’ fees, costs of legal assistants, and other costs from such other parties, jointly and severally, and including, without limitation, any and all fees and costs incurred at trial or in any appellate or bankruptcy proceeding, and expenses and other costs, including any accounting expenses incurred.

4.10 SBA Reporting Requirement. If the Borrower defaults on the Loan and the SBA suffers a loss, the names of the Borrower of the Loan will be referred for listing in the CAIVRS database, which may affect their respective eligibility for further financial assistance.

BORROWER CERTIFICATION

1.	Records. Borrower will keep books and records in a manner satisfactory to Lender, furnish financial statements as required by Lender, and allow Lender and SBA to inspect and audit books, records and paper relating to Borrower’s financial or business condition.

2.	Default. Borrower acknowledges that if the Borrower defaults on the loan, SBA may be required to pay Lender under the SBA guaranty, and SBA may the seek recovery on the loan (to the extent any balance remains after loan forgiveness).

AGREEMENT TO COOPERATE

1.	In consideration thereof of the Loan being given, upon request of the Lender and/or its agents, successors and/or assigns, the undersigned Borrower, shall execute such documents as are reasonable to provide assurance to the Lender: (1) that the obligations undertaken by the undersigned in connection with the Loan shall be faithfully performed; (2) that any and all documents and instruments executed by the undersigned in connection with the Loan are accurate statements as to the truth of the matters set forth therein and constitute binding obligations upon the undersigned in accordance with their terms; (3) as to the amount of the Loan outstanding from time to time, and the date and amount of payments made with respect to the Loan.

2.	The Borrower hereby agrees to promptly correct any defect, error or omission, upon request of Lender, which may be discovered in the contents and/or document regarding the Loan, or in the execution or acknowledgment thereof, and will execute, or re-execute, acknowledge and deliver such further instruments and so such further acts as may be necessary or reasonably requested by Lender to satisfy the terms and conditions of this Loan, and all documents in connection therewith.

3.	Upon request of the Lender, the undersigned shall re-execute any document or instrument signed in connection with the Loan which has been inadvertently destroyed, lost in shipping or misplaced or which was originally incorrectly drafted and signed.

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4.	All such requests shall receive the full cooperation and compliance by the undersigned within seven (7) days of the making of any request set forth in paragraphs 1, 2, or 3 of this section hereof.

WAIVER OF JURY TRIAL: BORROWER AND LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION (INCLUDING, BUT NOT LIMITED TO, ANY CLAIMS, CROSS CLAIMS OR THIRD-PARTY CLAIMS) ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREIN. BORROWER AND GUARANTOR HEREBY CERTIFY THAT NO REPRESENTATIVE OR AGENT OF LENDER OR LENDER'S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION. BORROWER AND GUARANTOR ACKNOWLEDGE THAT LENDER HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, INTER ALIA, THE PROVISIONS OF THIS PARAGRAPH.

Borrower have executed this Loan Agreement as of the day and year first above written.

Borrower:

By: /s/ Elizabeth Hernandez

Elizabeth Hernandez, Owner

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